UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-05385

Deutsche Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

November 30, 2017

Annual Report

to Shareholders

Deutsche Small Cap Value Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
18	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights
27	Notes to Financial Statements

38	Report of Independent Registered Public Accounting Firm
39	Information About Your Fund’s Expenses
40	Tax Information
41	Shareholder Meeting Results
42	Advisory Agreement Board Considerations and Fee Evaluation
47	Board Members and Officers
52	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche Small Cap Value Fund

Letter to Shareholders

Dear Shareholder:

“Synchronous growth” is the catchphrase for the current market environment — positive momentum in the U.S. as well as for most of the major economies of the globe.

Overseas, both developed and emerging markets continue to improve, marked by low inflation rates, growing corporate earnings and attractive valuations. Here in the U.S., activity remains solid with only limited signs of overheating. Given the notable gains of the past year, a short-term pull-back would not be a surprise. Nevertheless, strong fundamentals remain supportive of this expansion, making it the second longest run in history this spring.

Solid income growth, improvements in net worth, manageable debt, elevated confidence and firm labor markets should continue to support consumer spending. Business investment is also showing signs of picking up, supported by improved confidence, favorable financial conditions and the recent tax reform bill.

The full effect of the new tax policy remains to be seen. While markets can respond almost instantly, and seem to have done so, the economy itself takes time to respond. Our economists believe that the net benefit may be fairly modest with the main beneficiaries being consumption and business investment.

All told, we believe this environment favors a long-term approach, with a focus on thoughtful asset, geographic and sector allocation, rather than market timing calls.

As always, we invite you to visit our website — deutschefunds.com — where you will find the most current insights from our CIO, economists and investment specialists.

Thank you for allowing us to help you address your investment needs.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche Small Cap Value Fund	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges.

Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Deutsche Small Cap Value Fund returned 16.40% during the 12-month period ended November 30, 2017, outperforming the 13.37% return of its benchmark, the Russell 2000® Value Index, and the 12.69% average return for the funds in its Morningstar peer group, Small Cap Value.

Investment Process

In choosing stocks, we focus on individual security selection rather than industry selection. We use an active process that combines financial analysis with company visits to evaluate management and strategies. Company research lies at the heart of the investment process. We emphasize individual selection of stocks across all economic sectors, focusing on companies that we believe have strong management, identifiable catalysts (e.g., acquisitions or new products) and valuations that offer an attractive risk/reward trade-off. We utilize multiple sources for idea generation, as we believe quantitative screens by themselves are not robust enough to consistently source attractive investment ideas.

The strong performance for small-cap stocks reflected the highly favorable investment backdrop in the United States. The combination of accelerating economic growth and rising corporate earnings fueled healthy investor risk appetites and led to robust gains for both higher-risk market segments and stocks with above-average sensitivity to the domestic economy. Small caps were also aided by the business-friendly political environment, highlighted by the potential for lower taxes and reduced regulation. This factor was particularly important from mid-August onward, when the small-cap indices surged to a series of record highs after the markets regained confidence that Congress would pass a tax reform package that included a large reduction in the corporate tax rate.

4	Deutsche Small Cap Value Fund

Performance Attribution

Consistent with the gains for the broader asset class, the fund delivered a strong absolute return in the annual period. In addition, we captured a larger proportion of the market’s upside than we would expect given that momentum factors and investor sentiment were more important drivers of return than traditional considerations such as fundamentals and valuations.

“We remain optimistic on the outlook for the companies we hold in the portfolio due to their higher quality and lower valuations relative to the Russell 2000 Value Index.“

Our stock selection in the information technology sector, where several holdings produced returns in excess of the overall category, was the primary source of our favorable results. Electro Scientific Industries, Inc., which makes laser-based technologies used in semiconductor manufacturing, was the leading contributor to performance. We have held the stock for some time as it has gone through a restructuring and hired a new chief executive officer (CEO), and our patience paid off in the past three months when these changes helped the company deliver stronger earnings. We elected to take some profits since the uneven nature of Electro Scientific’s results can translate to above-average volatility in its stock price. Additionally, Novanta, Inc. — a manufacturer of flow control devices — gained ground after reporting better-than-expected profits, raising its growth outlook and making two acquisitions that analysts expected to be accretive to earnings. Similarly, the specialty materials manufacturer Rogers Corp. was boosted by robust earnings, a positive outlook and the announcement of acquisitions that were well-received by the markets.

Real estate was an additional area of strength. The fund has long been underweight in real estate, but in the past year we began to add to the position in order to limit the effect of sector allocations on relative performance. In doing so, we focused on real estate investment trusts (REITs) with exposure to positive industry trends and avoided those, such as retail, with weaker fundamentals. This approach worked well and enabled us to add value through positions in Community Healthcare Trust, Inc. and Pebblebrook Hotel Trust, among others.

Deutsche Small Cap Value Fund	5

Stock selection in the financial sector was an additional contributor, largely as a result of our investment in Walker & Dunlop, Inc. The company originates mortgages for commercial real estate and multifamily homes and sells them to Fannie Mae and Freddie Mac, a business model that has allowed it to generate steady earnings without taking on a high degree of credit risk. Employers Holdings, Inc. and State Bank Financial Corp. were additional contributors in financials.

On the negative side, the consumer discretionary sector proved to be a very challenging area for the fund. Our positions in the sporting goods retailers Hibbett Sports, Inc.* and Sportsman’s Warehouse Holdings, Inc. slid sharply on concerns about rising online competition. While we continue to see both as being attractively valued, the deterioration of the fundamental story prompted us to sell out of Hibbett and reduce our stake in Sportsman’s Warehouse. We were also hurt by the downturn in the movie theater operator AMC Entertainment Holdings, Inc.* We decided to eliminate the position since the broader downtrend in box-office receipts had translated to increasing volatility in response to the headlines surrounding new movies’ gross earnings. Seeing no meaningful catalyst for a turnaround, we chose to sell the stock and move on.

Industrials was an additional area of weakness for the fund. Gibraltar Industries, Inc. — which produces building materials — lost ground after missing earnings expectations due to its inability to pass rising costs along to customers. Lydall, Inc., a producer of lightweight materials used in automobiles, further weighed on performance due to issues with productivity at new manufacturing plants and two consecutive quarters of missed expectations. However, the sector was also home to The Brink’s Corp., one of our top contributors for the year. The security specialist hired a new CEO, who set a plan in motion to bring the company’s profit margins up to the level of its competitors. This initiative proved successful, and the stock rallied in kind.

Outlook and Positioning

We were fairly active in managing the portfolio during the past year, with 15 new purchases and 10 holdings that we chose to eliminate. Our largest purchases were Insight Enterprises, Inc., Aegion Corp. and Federal Signal Corp., while NeuStar, Inc.* and Oil States International, Inc.*, represented our most notable sales.

6	Deutsche Small Cap Value Fund

The high level of activity reflects the unusual nature of the market environment. Although the headline indices performed very well with minimal volatility over the course of the year, we also witnessed a high degree of “herd behavior,” with investors rotating in and out of sectors and individual companies rapidly in response to headlines. This tendency created a growing number of value opportunities in the market as otherwise good companies sold off indiscriminately, and we sought to capitalize on the trend by adding to stocks on our watch list. At the same time, we reduced or eliminated positions in stocks that had climbed to what we saw as full valuation levels. We believe this active and value-oriented approach has helped us take advantage of the constantly changing opportunity set in the small-cap space.

We retain a positive view on the companies we hold in the portfolio due to their positive metrics relative to the Russell 2000 Value Index. According to Factset, the fund’s holdings had a three- to five-year expected growth rate of 11.8% compared with 8.1% for the companies in the index.** Additionally, the fund’s aggregate return on equity of 8.6% exceeded the 4.7% ROE for the benchmark.** We believe these portfolio characteristics, which reflect our search for higher-quality companies in out-of-favor industries, provide a healthy foundation for longer-term outperformance.

*	Not held in the portfolio as of November 30, 2017.

**	Source: Factset

Portfolio Management Team

Richard Hanlon, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

–	Joined Deutsche Asset Management in 2013 with 23 years of industry experience. Previously, he founded Glenville Capital Management, where he served as Managing Partner. Prior to that, he worked as a Partner and Co-Head of the Equity Group at Silvercrest Asset Management Group. Before joining Silvercrest, he was Director of Research and a portfolio manager at DLJ Asset Management.

–	BA in Economics, University at Albany, State University of New York.

Mary Schafer Mahrer, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

–	Joined Deutsche Asset Management in 2013 with 15 years of industry experience. Prior to joining, she was a Co-Founder and Principal of Lockwell Investments. Previously, she worked as an Executive Director at Morgan Stanley Investment Management and as an Analyst at Lehman Brothers, Neuberger Berman and Deutsche Bank Securities.

–	BA in Molecular, Cellular and Developmental Biology, University of Colorado; MBA in Finance and Accounting, Columbia Business School.

Deutsche Small Cap Value Fund	7

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

The Morningstar Small Cap Value Funds category tracks small U.S. companies with valuations and growth rates below other small-cap peers. The category’s average returns for the 1-, 5- and 10-year periods ending 11/30/17 were 12.69%, 13.04%, and

8.16%.

Equity index returns assume reinvestment of all distributions. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Contribution and detraction incorporate both a stock’s total return and its weighting in the fund.

Return on equity is the amount of net income returned as a percentage of shareholders’ equity.

8	Deutsche Small Cap Value Fund

Performance Summary	November 30, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/17
Unadjusted for Sales Charge	16.40%	11.15%	6.32%
Adjusted for the Maximum Sales Charge (max 5.75% load)	9.71%	9.84%	5.70%
Russell 2000® Value Index†	13.37%	14.16%	8.18%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/17
Unadjusted for Sales Charge	15.57%	10.32%	5.54%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	15.57%	10.32%	5.54%
Russell 2000® Value Index†	13.37%	14.16%	8.18%

Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 11/30/17
No Sales Charges		16.93%	7.31%
Russell 2000® Value Index†		13.37%	9.98%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/17
No Sales Charges	16.69%	11.41%	6.54%
Russell 2000® Value Index†	13.37%	14.16%	8.18%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/17
No Sales Charges	16.75%	11.54%	6.73%
Russell 2000® Value Index†	13.37%	14.16%	8.18%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 16, 2017 are 1.25%, 2.00%, 0.90%, 0.97% and 0.90% for Class A,

Deutsche Small Cap Value Fund	9

Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on August 25, 2014.

†	The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

10	Deutsche Small Cap Value Fund

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
11/30/17	$28.30	$22.70	$29.07	$28.85	$29.03
11/30/16	$24.36	$19.70	$25.01	$24.81	$24.99
Distribution Information as of 11/30/17
Income Dividends, Twelve Months	$—	$—	$.09	$.03	$.07
Capital Gain Distributions, Twelve Months	$.06	$.06	$.06	$.06	$.06

Deutsche Small Cap Value Fund	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	11/30/17	11/30/16
Common Stocks	98%	92%
Cash Equivalents	2%	8%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	11/30/17	11/30/16
Financials	31%	33%
Industrials	20%	18%
Information Technology	13%	16%
Real Estate	9%	7%
Consumer Discretionary	8%	10%
Utilities	6%	5%
Energy	4%	4%
Health Care	4%	4%
Materials	4%	1%
Consumer Staples	1%	2%
Total	100%	100%

Ten Largest Equity and Exchange-Traded Fund Holdings at November 30, 2017 (23.5% of Net Assets)
1.	Hillenbrand, Inc.	2.9%
	Manufactures and supplies burial caskets, cremation products, and related services to licensed funeral homes
2.	IDACORP, Inc.	2.5%
	Provider of electricity
3.	Employers Holdings, Inc.	2.5%
	Provides workers’ compensation insurance
4.	The Brink’s Co.	2.5%
	Provides business and security services
5.	Electro Scientific Industries, Inc.	2.3%
	Designs and manufactures products used worldwide in electronics manufacturing
6.	Sterling Bancorp.	2.3%
	Provides clients with a full range of depository and cash management services
7.	State Bank Financial Corp.	2.2%
	Bank holding company
8.	Community Healthcare Trust, Inc.	2.1%
	Self-managed fully integrated healthcare real estate company
9.	Walker & Dunlop, Inc.	2.1%
	Provides commercial real estate financial services in the United States
10.	HealthSouth Corp.	2.1%
	Provides outpatient surgery

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 52 for contact information.

12	Deutsche Small Cap Value Fund

Investment Portfolio	as of November 30, 2017

	Shares	Value ($)
Common Stocks 98.7%
Consumer Discretionary 7.9%
Auto Components 1.8%
Cooper Tire & Rubber Co.	32,000	1,176,000
Standard Motor Products, Inc.	113,080	5,112,347

		6,288,347
Automobiles 1.1%
Winnebago Industries, Inc.	73,700	4,035,075
Diversified Consumer Services 0.8%
Regis Corp.*	175,200	2,794,440
Hotels, Restaurants & Leisure 2.3%
Caesars Entertainment Corp.*	54,600	723,450
Denny’s Corp.*	545,944	7,397,541

		8,120,991
Specialty Retail 0.5%
Sportsman’s Warehouse Holdings, Inc.* (a)	356,431	1,796,412
Textiles, Apparel & Luxury Goods 1.4%
Movado Group, Inc.	163,897	4,810,377

Consumer Staples 0.9%
Household Products
Central Garden & Pet Co.* (a)	83,800	3,320,994

Energy 4.3%
Energy Equipment & Services 0.6%
U.S. Silica Holdings, Inc.	61,643	2,044,698
Oil, Gas & Consumable Fuels 3.7%
Golar LNG Ltd.	100,017	2,471,420
Matador Resources Co.*	188,549	5,392,501
SRC Energy, Inc.*	594,248	5,205,613

		13,069,534

Financials 30.9%
Banks 17.8%
Capital Bank Financial Corp. “A”	170,191	7,105,474
Chemical Financial Corp.	57,681	3,252,631
Eagle Bancorp., Inc.*	75,331	4,983,146
Great Western Bancorp., Inc.	157,305	6,499,843
Hancock Holding Co.	76,372	3,921,702
MB Financial, Inc.	95,684	4,454,090
OFG Bancorp.	375,080	3,675,784
Pacific Premier Bancorp., Inc.*	162,540	6,436,584
State Bank Financial Corp.	260,648	7,934,125

The accompanying notes are an integral part of the financial statements.

Deutsche Small Cap Value Fund	13

	Shares	Value ($)
Sterling Bancorp.	313,425	7,945,324
TriState Capital Holdings, Inc.*	267,794	6,480,615

		62,689,318
Capital Markets 1.3%
Safeguard Scientifics, Inc.*	384,536	4,768,247
Insurance 8.2%
Argo Group International Holdings Ltd.	120,385	7,373,581
CNO Financial Group, Inc.	232,396	5,858,703
Employers Holdings, Inc.	178,197	8,731,653
ProAssurance Corp.	111,457	6,893,616

		28,857,553
Thrifts & Mortgage Finance 3.6%
Capitol Federal Financial, Inc.	377,435	5,306,736
Walker & Dunlop, Inc.*	150,804	7,431,621

		12,738,357

Health Care 4.3%
Health Care Equipment & Supplies 0.9%
Invacare Corp. (a)	184,844	3,244,012
Health Care Providers & Services 3.4%
Aceto Corp.	146,432	1,553,644
HealthSouth Corp.	148,128	7,398,994
PharMerica Corp.*	98,141	2,870,624

		11,823,262

Industrials 19.5%
Aerospace & Defense 0.5%
Triumph Group, Inc.	58,196	1,798,256
Building Products 1.1%
Gibraltar Industries, Inc.*	117,621	3,869,731
Commercial Services & Supplies 4.3%
Interface, Inc.	140,908	3,515,655
Pitney Bowes, Inc.	97,159	1,036,686
Steelcase, Inc. “A”	129,232	1,964,326
The Brink’s Co.	107,687	8,706,494

		15,223,161
Construction & Engineering 3.0%
Aegion Corp.*	116,663	3,223,399
Primoris Services Corp.	261,566	7,321,232

		10,544,631
Electrical Equipment 0.9%
Babcock & Wilcox Enterprises, Inc.* (a)	69,400	326,180

The accompanying notes are an integral part of the financial statements.

14	Deutsche Small Cap Value Fund

	Shares	Value ($)
EnerSys	41,000	2,832,690

		3,158,870
Machinery 7.3%
Douglas Dynamics, Inc.	85,600	3,488,200
Federal Signal Corp.	183,800	3,951,700
Global Brass & Copper Holdings, Inc.	95,000	3,287,000
Hillenbrand, Inc.	222,338	10,127,496
Lydall, Inc.*	85,974	4,732,869

		25,587,265
Professional Services 2.4%
FTI Consulting, Inc.*	46,602	2,004,352
ICF International, Inc.*	120,759	6,527,024

		8,531,376

Information Technology 12.2%
Electronic Equipment, Instruments & Components 9.3%
CTS Corp.	254,162	6,925,914
Electro Scientific Industries, Inc.*	346,107	8,282,341
Insight Enterprises, Inc.*	105,500	4,114,500
Novanta, Inc.*	118,567	5,703,073
Rogers Corp.*	40,313	6,494,424
Sanmina Corp.*	40,800	1,387,200

		32,907,452
IT Services 1.1%
Convergys Corp.	137,663	3,397,523
Travelport Worldwide Ltd.	23,200	310,648

		3,708,171
Software 1.8%
Verint Systems, Inc.*	147,737	6,463,494

Materials 4.2%
Chemicals 3.2%
A. Schulman, Inc.	65,334	2,479,425
GCP Applied Technologies, Inc.*	61,710	2,021,003
H.B. Fuller Co.	57,300	3,241,461
Minerals Technologies, Inc.	52,100	3,774,645

		11,516,534
Containers & Packaging 1.0%
Owens-Illinois, Inc.*	141,200	3,419,864

Real Estate 9.1%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	130,300	6,442,032
Community Healthcare Trust, Inc.	274,765	7,490,094

The accompanying notes are an integral part of the financial statements.

Deutsche Small Cap Value Fund	15

	Shares	Value ($)
Easterly Government Properties, Inc.	112,909	2,392,542
Farmland Partners, Inc. (a)	371,700	3,326,715
Pebblebrook Hotel Trust	150,338	5,783,503
STAG Industrial, Inc.	236,989	6,706,788

		32,141,674

Utilities 5.4%
Electric Utilities 2.5%
IDACORP, Inc.	88,850	8,779,268
Gas Utilities 1.6%
ONE Gas, Inc.	70,800	5,610,900
Multi-Utilities 1.3%
NorthWestern Corp.	71,846	4,616,824
Total Common Stocks (Cost $239,148,128)		348,279,088

Securities Lending Collateral 2.9%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.00% (b) (c) (Cost $10,107,305)	10,107,305	10,107,305

Cash Equivalents 1.6%
Deutsche Central Cash Management Government Fund, 1.12% (b) (Cost $5,729,129)	5,729,129	5,729,129

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $254,984,562)	103.2	364,115,522
Other Assets and Liabilities, Net	(3.2)	(11,125,338)

Net Assets	100.0	352,990,184

*	Non-income producing security.

(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at November 30, 2017 amounted to $9,700,237, which is 2.7% of net assets.

(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

The accompanying notes are an integral part of the financial statements.

16	Deutsche Small Cap Value Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$348,279,088	$—	$—	$348,279,088
Short-Term Investments (d)	15,836,434	—	—	15,836,434
Total	$364,115,522	$—	$—	$364,115,522

There have been no transfers between fair value measurement levels during the year ended November 30, 2017.

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche Small Cap Value Fund	17

Statement of Assets and Liabilities

as of November 30, 2017

Assets
Investments in non-affiliated securities, at value (cost $239,148,128) — including $9,700,237 of securities loaned	$348,279,088
Investment in Deutsche Government & Agency Securities Portfolio (cost $10,107,305)*	10,107,305
Investment in Deutsche Central Cash Management Government Fund (cost $5,729,129)	5,729,129
Receivable for investments sold	3,954,001
Receivable for Fund shares sold	306,656
Dividends receivable	422,546
Interest receivable	20,757
Other assets	30,939
Total assets	368,850,421

Liabilities
Payable upon return of securities loaned	10,107,305
Payable for investments purchased	1,788,796
Payable for Fund shares redeemed	3,112,556
Accrued management fee	176,710
Accrued Directors’ fees	5,444
Other accrued expenses and payables	669,426
Total liabilities	15,860,237
Net assets, at value	$352,990,184

Net Assets Consist of
Undistributed net investment income	627,944
Net unrealized appreciation (depreciation) on investments	109,130,960
Accumulated net realized gain (loss)	24,735,587
Paid-in capital	218,495,693
Net assets, at value	$352,990,184

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

18	Deutsche Small Cap Value Fund

Statement of Assets and Liabilities as of November 30, 2017 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price(a) per share ($244,073,487 ÷ 8,625,429 shares of capital stock outstanding, $0.01 par value, 420,000,000 shares authorized)	$28.30
Maximum offering price per share (100 ÷ 94.25 of $28.30)	$30.03
Class C
Net Asset Value offering and redemption price(a) (subject to contingent deferred sales charge) per share ($41,688,240 ÷ 1,836,624 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$22.70
Class R6
Net Asset Value offering and redemption price(a) per share ($199,092 ÷ 6,848 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$29.07
Class S
Net Asset Value offering and redemption price(a) per share ($42,317,762 ÷ 1,466,838 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$28.85
Institutional Class
Net Asset Value offering and redemption price(a) per share ($24,711,603 ÷ 851,125 shares of capital stock outstanding, $.01 par value, 180,000,000 shares authorized)	$29.03

(a)	Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Deutsche Small Cap Value Fund	19

Statement of Operations

for the year ended November 30, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $11,628)	$5,430,903
Income distributions — Deutsche Central Cash Management Government Fund	66,758
Securities lending income, net of borrower rebates	134,108
Total income	5,631,769
Expenses:
Management fee	2,729,356
Services to shareholders	633,349
Distribution and service fees	1,043,224
Custodian and accounting fees	16,737
Professional fees	233,098
Reports to shareholders	249,920
Registration fees	70,542
Directors’ fees and expenses	20,525
Other	26,562
Total expenses before expense reductions	5,023,313
Expense reductions	(93,511)
Total expenses after expense reductions	4,929,802
Net investment income (loss)	701,967

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	25,455,285
Change in net unrealized appreciation (depreciation) on investments	28,376,878
Net gain (loss)	53,832,163
Net increase (decrease) in net assets resulting from operations	$54,534,130

The accompanying notes are an integral part of the financial statements.

20	Deutsche Small Cap Value Fund

Statements of Changes in Net Assets

	Years Ended November 30,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income (loss)	$701,967	$(233,972)
Net realized gain (loss)	25,455,285	10,219,848
Change in net unrealized appreciation (depreciation)	28,376,878	(1,307,114)
Net increase (decrease) in net assets resulting from operations	54,534,130	8,678,762
Distributions to shareholders from:
Net investment income:
Class A	—	(573,276)
Class R6	(164)	(38)
Class S	(75,684)	(386,558)
Institutional Class	(70,160)	(748,124)
Net realized gains:
Class A	(570,754)	(27,897,458)
Class B	—	(21,336)*
Class C	(137,978)	(6,554,963)
Class R6	(270)	(816)
Class S	(146,078)	(7,366,142)
Institutional Class	(56,438)	(10,783,339)
Total distributions	(1,057,526)	(54,332,050)
Fund share transactions:
Proceeds from shares sold	56,071,743	34,572,454
Reinvestment of distributions	992,055	51,877,619
Cost of shares redeemed	(163,705,310)	(275,365,364)
Redemption fees	99	1,017
Net increase (decrease) in net assets from Fund share transactions	(106,641,413)	(188,914,274)
Increase (decrease) in net assets	(53,164,809)	(234,567,562)
Net assets at beginning of period	406,154,993	640,722,555
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $627,944 and $503,183, respectively)	$352,990,184	$406,154,993

*	For the period from December 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Deutsche Small Cap Value Fund	21

Financial Highlights

	Years Ended November 30,
Class A	2017		2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$24.36		$25.24	$27.38	$47.55	$36.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.06		(.01)	.06	(.00 )*	.25
Net realized and unrealized gain (loss)	3.94		1.25	.31	(.05)	12.39
Total from investment operations	4.00		1.24	.37	(.05)	12.64
Less distributions from:
Net investment income	—		(.04)	—	(.48)	(.38)
Net realized gains	(.06)		(2.08)	(2.51)	(19.64)	(.94)
Total distributions	(.06)		(2.12)	(2.51)	(20.12)	(1.32)
Redemption fees	.00	*	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$28.30		$24.36	$25.24	$27.38	$47.55
Total Return (%)[b]	16.40	[c]	6.10 [c]	1.35	(.31)	35.95

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	244		274	343	442	869
Ratio of expenses before expense reductions (%)	1.33		1.25	1.17	1.19	1.19
Ratio of expenses after expense reductions (%)	1.30		1.24	1.17	1.19	1.19
Ratio of net investment income (loss) (%)	.23		(.04)	.23	(.01)	.60
Portfolio turnover rate (%)	24		29	26	17	98

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

22	Deutsche Small Cap Value Fund

	Years Ended November 30,
Class C	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$19.70	$20.94	$23.30	$43.30	$33.06
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.14)	(.11)	(.18)	(.06)
Net realized and unrealized gain (loss)	3.17	.98	.26	(.05)	11.34
Total from investment operations	3.06	.84	.15	(.23)	11.28
Less distributions from:
Net investment income	—	—	—	(.13)	(.10)
Net realized gains	(.06)	(2.08)	(2.51)	(19.64)	(.94)
Total distributions	(.06)	(2.08)	(2.51)	(19.77)	(1.04)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$22.70	$19.70	$20.94	$23.30	$43.30
Total Return (%)[b]	15.57 [c]	5.28 [c]	.56	(1.06)	34.99

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	51	68	92	132
Ratio of expenses before expense reductions (%)	2.08	2.00	1.94	1.93	1.93
Ratio of expenses after expense reductions (%)	2.05	1.99	1.94	1.93	1.93
Ratio of net investment income (loss) (%)	(.52)	(.80)	(.53)	(.75)	(.15)
Portfolio turnover rate (%)	24	29	26	17	98

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

Deutsche Small Cap Value Fund	23

	Years Ended November 30,			Period Ended
Class R6	2017	2016	2015	11/30/14[a]

Selected Per Share Data
Net asset value, beginning of period	$25.01	$25.83	$27.97	$28.09
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.07	.12	.02
Net realized and unrealized gain (loss)	4.07	1.29	.33	(.14)
Total from investment operations	4.21	1.36	.45	(.12)
Less distributions from:
Net investment income	(.09)	(.10)	(.08)	—
Net realized gains	(.06)	(2.08)	(2.51)	—
Total distributions	(.15)	(2.18)	(2.59)	—
Redemption fees	.00 ***	.00 ***	.00 ***	.00	***
Net asset value, end of period	$29.07	$25.01	$25.83	$27.97
Total Return (%)	16.93 [c]	6.43 [c]	1.61 [c]	(.43	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	199	47	10	10
Ratio of expenses before expense reductions (%)	1.03	.90	1.06	.77	*
Ratio of expenses after expense reductions (%)	.93	.82	.93	.77	*
Ratio of net investment income (loss) (%)	.54	.32	.45	.26	*
Portfolio turnover rate (%)	24	29	26	17	[d]

[a]	For the period from August 25, 2014 (commencement of operations) to November 30, 2014.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended November 30, 2014.

*	Annualized
**	Not annualized
***	Amount is less than $.005.

24	Deutsche Small Cap Value Fund

	Years Ended November 30,
Class S	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$24.81	$25.67	$27.78	$47.97	$36.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.05	.12	.07	.33
Net realized and unrealized gain (loss)	4.00	1.28	.32	(.05)	12.49
Total from investment operations	4.13	1.33	.44	.02	12.82
Less distributions from:
Net investment income	(.03)	(.11)	(.04)	(.57)	(.46)
Net realized gains	(.06)	(2.08)	(2.51)	(19.64)	(.94)
Total distributions	(.09)	(2.19)	(2.55)	(20.21)	(1.40)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$28.85	$24.81	$25.67	$27.78	$47.97
Total Return (%)	16.69 [b]	6.40 [b]	1.59	(.05)	36.17 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	57	93	135	159
Ratio of expenses before expense reductions (%)	1.07	.97	.94	.92	1.06
Ratio of expenses after expense reductions (%)	1.05	.97	.94	.92	1.05
Ratio of net investment income (loss) (%)	.48	.23	.46	.24	.80
Portfolio turnover rate (%)	24	29	26	17	98

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Deutsche Small Cap Value Fund	25

	Years Ended November 30,
Institutional Class	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$24.99	$25.86	$27.96	$48.23	$36.74
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.06	.17	.10	.41
Net realized and unrealized gain (loss)	4.04	1.29	.30	(.05)	12.56
Total from investment operations	4.17	1.35	.47	.05	12.97
Less distributions from:
Net investment income	(.07)	(.14)	(.06)	(.68)	(.54)
Net realized gains	(.06)	(2.08)	(2.51)	(19.64)	(.94)
Total distributions	(.13)	(2.22)	(2.57)	(20.32)	(1.48)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$29.03	$24.99	$25.86	$27.96	$48.23
Total Return (%)	16.75 [b]	6.48 [b]	1.72	.03	36.50

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	24	136	355	541
Ratio of expenses before expense reductions (%)	1.04	.90	.81	.82	.81
Ratio of expenses after expense reductions (%)	1.02	.90	.81	.82	.81
Ratio of net investment income (loss) (%)	.51	.27	.66	.36	.98
Portfolio turnover rate (%)	24	29	26	17	98

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

26	Deutsche Small Cap Value Fund

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Small Cap Value Fund (the “Fund”) is a diversified series of Deutsche Value Series, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Deutsche Small Cap Value Fund	27

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

28	Deutsche Small Cap Value Fund

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended November 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of November, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of November 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of November 30, 2017, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Deutsche Small Cap Value Fund	29

The Fund has reviewed the tax positions for the open tax years as of November 30, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, reclassification of distributions and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$627,944
Undistributed long-term capital gains	$24,938,627
Net unrealized appreciation (depreciation) on investments	$108,927,920

At November 30, 2017, the aggregate cost of investments for federal income tax purposes was $255,187,602. The net unrealized appreciation for all investments based on tax cost was $108,927,920. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $118,155,571 and aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $9,227,651.

30	Deutsche Small Cap Value Fund

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2017	2016
Distributions from ordinary income*	$146,008	$3,244,952
Distributions from long-term capital gains	$911,518	$51,087,098

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes.

Deutsche Small Cap Value Fund	31

Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended November 30, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $86,123,945 and $167,111,178, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund’s average daily net assets	.750%
Next $750 million of such net assets	.720%
Next $1.5 billion of such net assets	.700%
Next $2.5 billion of such net assets	.680%
Next $2.5 billion of such net assets	.650%
Next $2.5 billion of such net assets	.640%
Next $2.5 billion of such net assets	.630%
Over $12.5 billion of such net assets	.620%

Accordingly for the year ended November 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.74% of the Fund’s average daily net assets.

For the period from December 1, 2016 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses

32	Deutsche Small Cap Value Fund

such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.29%
Class C	2.04%
Class R6	1.04%
Class S	1.14%
Institutional Class	1.04%

In addition, for the year ended November 30, 2017, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class R6 shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.81%.

For the year ended November 30, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$62,805
Class C	11,292
Class R6	141
Class S	13,276
Institutional Class	5,997
$93,511

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at November 30, 2017
Class A	$109,390	$24,771
Class C	9,503	2,265
Class R6	105	31
Class S	10,332	2,217
Institutional Class	2,137	465
	$131,467	$29,749

Pursuant to a fund accounting agreement, DIMA is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DIMA has delegated

Deutsche Small Cap Value Fund	33

certain fund accounting and record-keeping services to State Street Bank and Trust Company. The costs and expenses of such delegation are paid by DIMA. During the period, the Fund paid no fee to DIMA for fund accounting and record-keeping services provided under the fund accounting agreement.

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, Deutsche AM Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares.

For the year ended November 30, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2017
Class C	$334,252	$25,219

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2017	Annual Rate
Class A	$598,135	$147,724	.24%
Class C	110,837	25,590	.25%
	$708,972	$173,314

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2017, aggregated $5,336.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended November 30, 2017, the CDSC for Class C shares aggregated $587. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2017, DDI received $25 for Class A shares.

34	Deutsche Small Cap Value Fund

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended November 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $18,949, of which $8,128 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at November 30, 2017.

Deutsche Small Cap Value Fund	35

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2017		Year Ended November 30, 2016
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,010,416	$25,950,531	769,040	$16,459,866
Class B	—	—	4 *	64 *
Class C	100,737	2,100,752	125,049	2,179,194
Class R6	5,014	128,964	5,098	103,451
Class S	721,446	18,381,298	434,795	9,484,147
Institutional Class	362,719	9,510,198	292,287	6,345,732
		$56,071,743		$34,572,454

Shares issued to shareholders in reinvestment of distributions
Class A	22,186	$542,897	1,274,529	$27,388,987
Class B	—	—	1,258 *	21,079 *
Class C	6,086	120,067	324,047	5,670,821
Class R6	17	434	39	854
Class S	8,773	221,418	354,813	7,742,013
Institutional Class	4,189	107,239	503,135	11,053,865
		$992,055		$51,877,619

Shares redeemed
Class A	(3,655,589)	$(93,202,658)	(4,400,176)	$(95,934,134)
Class B	—	—	(14,898)*	(238,651)*
Class C	(844,664)	(17,196,779)	(1,103,763)	(19,611,376)
Class R6	(55)	(1,525)	(3,657)	(82,757)
Class S	(1,556,247)	(40,406,035)	(2,121,459)	(46,962,518)
Institutional Class	(494,090)	(12,898,313)	(5,088,337)	(112,535,928)
		$(163,705,310)		$(275,365,364)

Redemption fees		$99		$1,017

36	Deutsche Small Cap Value Fund

	Year Ended November 30, 2017		Year Ended November 30, 2016
	Shares	Dollars	Shares	Dollars

Net Increase (decrease)
Class A	(2,622,987)	$(66,709,132)	(2,356,607)	$(52,084,453)
Class B	—	—	(13,636)*	(217,508)*
Class C	(737,841)	(14,975,960)	(654,667)	(11,761,259)
Class R6	4,976	127,873	1,480	21,548
Class S	(826,028)	(21,803,318)	(1,331,851)	(29,736,282)
Institutional Class	(127,182)	(3,280,876)	(4,292,915)	(95,136,320)
		$(106,641,413)		$(188,914,274)

*	For the period from December 1, 2015 to February 10, 2016 (see Note A).

F. Fund Merger

The Board of Directors of the Deutsche Small Cap Value Fund approved the merger of the Deutsche Small Cap Value Fund into Deutsche Small Cap Core Fund. In connection with the proposed merger, $314,500 of direct costs of the merger were booked to Deutsche Small Cap Value Fund including, but not limited to preparation, printing and mailing of the Prospectus/Proxy Statement, as well as associated legal and accounting expenses.

The proposal was approved by shareholders of the Deutsche Small Cap Value Fund at a shareholder meeting held on January 10, 2018. The merger is expected to occur on or about February 12, 2018 and is expected to be a tax-free reorganization for federal income tax purposes. On the merger date, an investment in the Deutsche Small Cap Value Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Deutsche Small Cap Core Fund. Therefore, as a result of the merger, shareholders of the Deutsche Small Cap Value Fund will become shareholders of the Deutsche Small Cap Core Fund.

Deutsche Small Cap Value Fund	37

Report of Independent Registered

Public Accounting Firm

To the Board of Directors of Deutsche Value Series, Inc. and the Shareholders of Deutsche Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Small Cap Value Fund (one of the funds constituting the Deutsche Value Series, Inc.) (the Fund) as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Small Cap Value Fund (one of the funds constituting the Deutsche Value Series, Inc.) at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 24, 2018

38	Deutsche Small Cap Value Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2016 to November 30, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Deutsche Small Cap Value Fund	39

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2017

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 6/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/17	$1,148.50	$1,144.20	$1,150.80	$1,149.80	$1,150.10
Expenses Paid per $1,000*	$6.84	$10.97	$4.85	$5.82	$5.39

Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 6/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/17	$1,018.70	$1,014,84	$1,020.56	$1,019.65	$1,020.05
Expenses Paid per $1,000*	$6.43	$10.30	$4.56	$5.47	$5.06

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Small Cap Value Fund	1.27%	2.04%	0.90%	1.08%	1.00%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

The Fund paid distributions of $0.06 per share from net long-term capital gains during its year ended November 30, 2017.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $27,448,000 as capital gain dividends for its year ended November 30, 2017.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended November 30, 2017, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $6,400,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call (800) 728-3337.

40	Deutsche Small Cap Value Fund

Shareholder Meeting Results	(Unaudited)

A special Meeting of Shareholders (the “Meeting”) of Deutsche Small Cap Value Fund (the “Fund”), a series of Deutsche Value Series, Inc., was scheduled to be held on November 21, 2017 at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. The Meeting was adjourned until, and convened on, January 10, 2018 to permit the solicitation of additional votes. At the Meeting, the following matter was voted upon by the shareholders of the Fund (the resulting votes are presented below).

1a.	Approval of an Agreement and Plan of Reorganization and the transactions it contemplates, including (i) the transfer of all of the assets of the Fund to Deutsche Small Cap Core Fund (“Small Cap Core”), a series of Deutsche Investment Trust, in exchange for shares of Small Cap Core (“Merger Shares”) and the assumption by Small Cap Core of all the liabilities of the Fund; and (iii) the distribution of the Merger Shares to the shareholders of the Fund in complete liquidation of the Fund.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,280,243	208,311	638,205	0

*	Broker non-votes are proxies received by the funds from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote in a particular matter.

Deutsche Small Cap Value Fund	41

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of Deutsche Small Cap Value Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

42	Deutsche Small Cap Value Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to

Deutsche Small Cap Value Fund	43

improve performance. The Board noted that a special meeting of the Fund’s shareholders was scheduled to occur on or about November 21, 2017, at which the shareholders would vote on a proposal to merge the Fund into Deutsche Small Cap Core Fund and that, if approved, the merger would take place on or about December 11, 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from

44	Deutsche Small Cap Value Fund

advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Small Cap Value Fund	45

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

46	Deutsche Small Cap Value Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—

Deutsche Small Cap Value Fund	47

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003–present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

48	Deutsche Small Cap Value Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present); Director, BioTelemetry Inc.[2] (health care) (2009–present)

Deutsche Small Cap Value Fund	49

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Distributors, Inc. (since 2016); Director, Deutsche AM Company (since 2013); Vice President, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management

50	Deutsche Small Cap Value Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche Small Cap Value Fund	51

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

52	Deutsche Small Cap Value Fund

Investment Advisor

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KDSAX	KDSCX	KDSSX	KDSIX
CUSIP Number	25159G 787	25159G 829	25159G 837	25159G 845
Fund Number	088	388	2389	545

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click “Retirement Plans“ to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KDSZX
CUSIP Number	25159G 712
Fund Number	1689

Deutsche Small Cap Value Fund	53

DSCVF-2

(R-025432-7 1/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche small cap value fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$83,204	$0	$7,809	$0
2016	$84,902	$0	$7,968	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$502,238	$0
2016	$0	$449,529	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$7,809	$502,238	$606,585	$1,116,632
2016	$7,968	$449,529	$595,469	$1,052,966

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2017 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

3.)       In various communications beginning on January 25, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2015, the Ernst & Young Global Limited (“EYG”) member firm in Spain (“EY Spain”) provided a loaned staff service to Deutsche Bank AG, where a manager from EY Spain analyzed investment opportunities in Spain under the supervision of Deutsche Bank AG personnel. EY informed the Audit Committee that this loaned staff service where the EY professional temporarily acted as an employee of Deutsche Bank AG was inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team and did not involve services provided directly for the Fund. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

4.)       In various communications beginning on January 25, 2017, EY informed the Audit Committee that EY had identified an independence breach where a covered person maintains a lending relationship with an owner of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship is inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). The covered person’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above does not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

5.)       On July 11, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

6.)       On July 11, 2017, EY informed the Audit Committee that EY had identified an independence breach where EY maintains a lending relationship with an entity that owned for a period of time greater than 10% of the shares of an investment company within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship was inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY and was not able to assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

7.)       On October 24, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matter that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of a financial relationship held by a covered person within EY and its affiliates that was in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breach was corrected promptly and that the breach (i) did not relate to financial relationships directly in the Fund, (ii) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, and (iii) were not for services directly for the Fund.

EY advised the Audit Committee that the above described matter did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

8.)       On October 24, 2017, EY informed the Audit Committee that EY had identified independence breaches where EY maintains lending relationships with entities that own greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships were inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Small Cap Value Fund, a series of Deutsche Value Series, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/29/2018

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	1/29/2018